UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200 San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.

Retail Opportunity Investments Corp.’s (the “Company”) 2022 Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 25, 2022. At the Annual Meeting, the stockholders of the Company approved, among other items the Company’s Second Amended and Restated 2009 Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which the Company may grant equity incentive compensation to its directors, executive officers and other eligible participants. The Equity Incentive Plan was previously approved by the Company’s board of directors on March 25, 2022, subject to the approval of the Company’s stockholders at the Annual Meeting and became effective upon such stockholder approval. The types of awards that may be granted under the Equity Incentive Plan include stock options, restricted shares, share appreciation rights, phantom shares, dividend equivalent rights and other equity-based awards. A total of 10,954,694 Fungible Units (as defined in the Equity Incentive Plan) are reserved for grant under the Equity Incentive Plan. The 10,954,694 Fungible Units represent a maximum of 5,002,143 shares of the Company’s common stock that could be granted pursuant to the Equity Incentive Plan as full-value awards, such as restricted shares, based on the 2.19 to 1.0 Fungible Unit-to-full-value award conversion ratio. A maximum of 10,954,694 shares of the Company’s common stock may be issued pursuant to the Equity Incentive Plan if all grants made under the Equity Incentive Plan are granted as stock options, based on a 1.0 to 1.0 Fungible Unit-to-stock option award conversion ratio. The Equity Incentive Plan will expire on April 25, 2032.

A description of the Equity Incentive Plan was included as part of the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 25, 2022, and such description is incorporated herein by reference. The descriptions of the Equity Incentive Plan contained and incorporated by reference herein are qualified in their entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       112,965,418 shares of the Company's common stock were represented in person or by proxy at the Annual Meeting, representing approximately 91.74% of the issued and outstanding shares of the Company’s common stock that were entitled to vote at the Annual Meeting.

(b)       At the Annual Meeting, the Company’s stockholders (i) elected the nine directors named below to serve until the Company’s 2023 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approved the Equity Incentive Plan. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)       The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes
Richard A. Baker	101,200,470	4,566,022	7,198,926
Angela K. Ho	103,995,477	1,771,015	7,198,926
Michael J. Indiveri	100,450,780	5,315,712	7,198,926
Zabrina M. Jenkins	103,984,182	1,782,310	7,198,926
Lee S. Neibart	102,547,041	3,219,451	7,198,926
Adrienne B. Pitts	102,790,195	2,976,297	7,198,926
Laura H. Pomerantz	101,086,726	4,679,766	7,198,926
Stuart A. Tanz	102,802,549	2,963,943	7,198,926
Eric S. Zorn	92,407,249	13,359,243	7,198,926

(ii)       The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,903,917	4,981,603	79,898	0

(iii)       The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
97,686,431	7,999,602	80,459	7,198,926

(iv)       The voting results with respect to the approval of the Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
96,456,266	9,259,757	50,469	7,198,926

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Second Amended and Restated 2009 Equity Incentive Plan.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2022	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: April 26, 2022	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its
general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer